UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021

Lightstone Value Plus Real Estate Investment Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54047	83-0511223
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

  (Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Directors

Effective August 10, 2021, the board of directors (the “Board”) of Lightstone Value Plus Real Estate Investment Trust II, Inc. (the “Company”) elected Yehuda “Judah” L. Angster to the Board to fill a vacancy created by the passing of Edwin J. Glickman in June 2021. Mr. Angster will serve as a member of the Board’s audit committee. As a non-employee director of the Company, Mr. Angster will receive annual cash compensation of $40,000.

Mr. Angster is currently the Chief Executive Officer of CastleRock Equity Group in Florham Park, NJ. Mr. Angster has served as a member of the board of Lightstone Value Plus Real Estate Investment Trust, Inc. from June 2015 through August 2021. Before joining CastleRock Equity Group in June of 2015, Mr. Angster was the Vice President of Global Development for PCS Wireless, LLC in Florham Park NJ beginning in September 2012. Mr. Angster was the Internal Counsel for Empire Bank from June 2009 to September 2012. Mr. Angster earned his J.D. from the Pace University School of Law in May 2009. Mr. Angster earned a Bachelor of Talmudic Law from Tanenbaum Educational Center, Rockland, NY. Mr. Angster is licensed to practice law in New Jersey and New York. Mr. Angster has been selected to serve as an independent director due to his extensive experience in global business development and real estate transactions.

Mr. Angster does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or an executive officer. Mr. Angster does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K. There is no arrangement or understanding between Mr. Angster and any other person pursuant to which Mr. Angster was selected as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.

Date: August 16, 2021	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Principal Accounting Officer

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